Provident Trust Strategy Fund
SCHEDULE OF INVESTMENTS
December 31, 2021 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS - 85.8% (a)
	Commercial Services, Finance - 2.7%
41,135	PayPal Holdings, Inc. *	$7,757,238
	Computer Services - 9.2%
62,760	Accenture PLC, Cl A	26,017,158
	Distribution/Wholesale - 4.2%
184,400	Fastenal Co.	11,812,664
	Finance, Credit Card - 2.7%
35,605	Visa Inc.	7,715,960
	Finance, Investment Banker/Broker - 8.6%
289,180	The Charles Schwab Corp.	24,320,038
	Internet Content-Entertainment - 4.8%
40,000	Meta Platforms, Inc. (formerly Facebook, Inc.) *	13,454,000
	Investment Management/Advisory Services - 6.4%
91,560	T. Rowe Price Group Inc.	18,004,359
	Medical, Health Maintenance Organization - 8.6%
48,470	UnitedHealth Group Inc.	24,338,726
	Retail, Building Products - 7.0%
47,530	The Home Depot, Inc.	19,725,425
	Retail, Discount - 6.6%
33,110	Costco Wholesale Corp.	18,796,547
	Super-Regional Banks - United States - 6.5%
91,220	PNC Financial Services Group, Inc.	18,291,434
	Web Portals/Internet Service Providers - 18.5%
9,000	Alphabet, Inc., Cl A *	26,073,360
9,000	Alphabet, Inc., Cl C *	26,042,310
		52,115,670
	Total common stocks (cost $55,785,823)	242,349,219

SHORT-TERM INVESTMENTS - 14.3% (a)
	Money Market Fund - 7.2%
20,424,370	First American Treasury Obligations Fund, Cl X, 0.013%^	20,424,370
	Total money market fund (cost $20,424,370)	20,424,370
	U.S. Treasury Securities - 7.1%
$20,000,000	U.S. Treasury Bills, 0.041%, due 3/10/2022†	19,998,441
	Total U.S. treasury securities (cost $19,998,300)	19,998,441
	Total short-term investments (cost $40,422,670)	40,422,811
	Total investments - 100.1% (cost $96,208,493)	282,772,030
	Other liabilities, less assets - (0.1%) (a)	(443,652)
	TOTAL NET ASSETS - 100.0%	$282,328,378

(a)	Percentages for the various classifications relate to total net assets.
*	Non-income producing security
^	The rate quoted is the annualized 7-day yield as of December 31, 2021.
†	The rate shown is the effective yield as of December 31, 2021.
PLC	- Public Limited Company

	Provident Trust Strategy Fund

	Summary of Fair Value Exposure at December 31, 2021 (Unaudited)

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 – Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of December 31, 2021, based on the inputs used to value them:

		Investments
Valuation Inputs		in Securities
Assets:
Level 1 - Common Stocks		$242,349,219
Money Market Fund		20,424,370
Total Level 1		262,773,589
Level 2 - U.S. Treasury Securities		19,998,441
Level 3 -		---
Total		$282,772,030

See the Schedule of Investments for investments detailed by industry classifications.